Exhibit 99.1

United Homes Group Announces Leadership Changes and
Review of Strategic Alternatives

COLUMBIA, SC – May 19, 2025 – United Homes Group, Inc. (the “Company”) (NASDAQ: UHG), today announced the appointment of John G. (Jack) Micenko, Jr., as Chief Executive Officer of the Company and Jeremy Pyle as co-Chief Operating Officer of the Company, and simultaneously therewith announced that its Board of Directors has appointed a special committee comprised solely of independent directors and initiated a review of strategic alternatives in order to explore ways to maximize shareholder value. The review will include a range of potential strategic alternatives, including a sale of the Company, a sale of assets, and a refinancing of existing indebtedness, among others. Mr. Micenko succeeds James M. (Jamie) Pirrello, who previously served as the Company’s Interim Chief Executive Officer, and will continue to serve as a member of the Company’s board of directors.

Robert Dozier, Vice Chairman of the Company’s board of directors, stated, “Jack was an integral member of the team that brought the Company to the public markets, and became our President shortly after the success of that transaction. His leadership of the Company during these early years of being a public company has been invaluable, and with his extensive background in residential housing finance, capital markets and mergers and acquisitions, Jack is well-qualified to lead our company during this time as we review available alternatives to unlock additional value for our shareholders. The board would like to thank Jamie Pirrello for his service as our Interim Chief Executive Officer, and we look forward to continuing to work with him on the board.”

Michael Nieri, the Company’s founder and Executive Chairman, stated, “We appreciate Jamie’s stewardship as the Company has navigated headwinds facing the homebuilding industry in recent quarters. Drawing on his operational background, he identified several initiatives aimed at bettering our product, increasing our margins, and allowing us to be a more effective production homebuilder. We are already seeing the results of these initiatives, and we thank Jamie for his dedication and focus throughout a challenging macroeconomic environment.” Mr. Nieri continued, “We are committed to maximizing value for all of our shareholders. We believe that now is the appropriate time to evaluate a range of potential strategic alternatives, and we are confident in Jack’s ability to lead UHG as we explore these alternatives.”

Mr. Micenko has more than 20 years of experience in equity and capital markets focusing on the residential real estate and mortgage finance sectors. Prior to joining the Company as President, Mr. Micenko was a Managing Director at BTIG LLC (“BTIG”), where he led the firm’s Housing Ecosystem investment banking practice, identifying opportunities for corporate clients across all aspects of the residential housing industry. Before his tenure at BTIG, Mr. Micenko held similar roles at Susquehanna International Group, LLP, Lehman Brothers Holdings Inc. and Friedman Billings Ramsey Group “FBR”.

The Company is also announcing the appointment of Jeremy Pyle as co-Chief Operating Officer of the Company. Mr. Pyle was previously the Company’s co-Executive Vice President of Construction Services, where he oversaw and directed all construction activities for the Company. Mr. Pyle has worked for Great Southern Homes in various construction roles since 2005. As co-Chief Operating Officer, Mr. Pyle will continue to focus on and lead homebuilding and construction operations throughout the Company. Shelton Twine, also a Chief Operating Officer of the Company, will continue as a co-COO along with Mr. Pyle.

“Jeremy has been with the Company since shortly after its founding, and has helped us grow into the homebuilder that we are today. His leadership of our construction division, operational expertise, and deep understanding of the industry will ensure that UHG remains focused on its mission of delivering high quality homes with exceptional value,” stated Mr. Nieri.

The special committee of the board of directors has engaged Vestra Advisors as its financial advisor in connection with the review and has engaged Paul, Weiss, Rifkind, Wharton & Garrison LLP as its legal advisor. The Company has not set a deadline or definitive timetable for completion of the strategic alternatives review process, and there can be no assurance that this process will result in any transaction or particular outcome. The Company does not intend to make any further public comment regarding the process unless and until the board of directors has approved a specific course of action or the Company has otherwise determined that further disclosure is appropriate or necessary.

About United Homes Group, Inc.

The Company is a publicly traded residential builder headquartered near Columbia, SC. The Company focuses on southeastern markets with active communities in South Carolina, North Carolina and Georgia.

The Company employs a land-light operating strategy with a focus on the design, construction and sale of entry-level, first, second and third move-up single-family houses. The Company principally builds detached single-family houses, and, to a lesser extent, attached single-family houses, including duplex houses and town houses. The Company seeks to operate its homebuilding business in high-growth markets, with substantial in-migrations and employment growth.

Under its land-light lot operating strategy, the Company controls its supply of finished building lots through lot option contracts with third parties, related parties, and land bank partners, which provide the Company with the right to purchase finished lots after they have been developed. This land-light operating strategy provides the Company with the ability to amass a pipeline of lots without the risks associated with acquiring and developing raw land.

As the Company reviews potential geographic markets into which it could expand its homebuilding business, it intends to focus on selecting markets with positive population and employment growth trends, favorable migration patterns, attractive housing affordability, low state and local income taxes, and desirable lifestyle and weather characteristics.

Forward Looking Statements

Certain statements contained in this release, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “continue,” or other similar words.

Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to, statements about our future financial performance, strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation:

•disruption in the terms or availability of mortgage financing or an increase in the number of foreclosures in our markets;
•volatility and uncertainty in the credit markets and broader financial markets;
•a slowdown in the homebuilding industry or changes in population growth rates in our markets;
•shortages of, or increased prices for, labor, land or raw materials used in land development and housing construction, including due to changes in trade policies;
•increases in interest rates or inflationary pressures, including potential tariffs;
•our ability to execute our business model, including the success of our operations in new markets and our ability to expand into additional new markets;
•our ability to identify and successfully execute on potential strategic alternatives;

•our ability to successfully integrate homebuilding operations that we acquire;
•our ability to realize the expected results of strategic initiatives;
•delays in land development or home construction resulting from natural disasters, adverse weather conditions or other events outside our control;
•changes in applicable laws or regulations;
•the outcome of any legal proceedings;
•our ability to continue to leverage our land-light operating strategy;
•the ability to maintain the listing of our securities on Nasdaq or any other exchange; and
•the possibility that we may be adversely affected by other economic, business or competitive factors.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release and are not intended to be a guarantee of our performance in future periods. We cannot guarantee the accuracy of any such forward-looking statements contained in this release, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information regarding other risks and uncertainties associated with our business, and important factors that could cause our actual results to vary materially from those expressed or implied in such forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the documents we file from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, copies of which may be obtained from our website at https://ir.unitedhomesgroup.com/financials/sec-filings/default.aspx .

Investor Relations Contact:
Drew Mackintosh
drew@mackintoshir.com
Mobile: 310-924-9036

Media Contact:
Erin Reeves McGinnis
erinreevesmcginnis@unitedhomesgroup.com
Phone: 844-766-4663